Exhibit (g)(2)

APPENDIX A

TO CUSTODIAN AGREEMENT

BETWEEN

STATE STREET BANK AND TRUST COMPANY

AND

EACH OF THE INVESTMENT COMPANIES HERETO

UPDATED AS OF October 11, 2013

Trust	Fund	Effective
Fidelity Advisor Series I	Fidelity Advisor Dividend Growth Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Equity Value Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Small Cap Fund	January 1, 2007
Fidelity Advisor Series II	Fidelity Advisor Strategic Income Fund	March 11, 2011
Fidelity Advisor Series VII	Fidelity Advisor Biotechnology Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Communications Equipment Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Electronics Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Diversified International Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Europe Capital Appreciation Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Global Capital Appreciation Fund	January 1, 2007
Fidelity Beacon Street Trust	Fidelity Tax Managed Stock Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Disciplined Equity Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Value Fund	February 25, 2011
Fidelity Covington Trust	Fidelity MSCI Consumer Discretionary Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Consumer Staples Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Energy Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Financials Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Health Care Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Industrials Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Information Technology Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Materials Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Telecommunication Services Index ETF	October 21, 2013
Fidelity Covington Trust	Fidelity MSCI Utilities Index ETF	October 21, 2013
Fidelity Commonwealth Trust	Fidelity Small Cap Discovery Fund	January 1, 2007
Fidelity Destiny Portfolios	Fidelity Advisor Capital Development Fund	January 1, 2007
Fidelity Destiny Portfolios	Fidelity Advisor Diversified Stock	January 1, 2007
Fidelity Devonshire Trust	Fidelity Advisor Series Stock Selector Large Cap Value Fund	December 5, 2012
Fidelity Devonshire Trust	Fidelity Series Stock Selector Large Cap Value Fund	December 5, 2012
Fidelity Hanover Street Trust	Fidelity Emerging Markets Debt Central Fund	March 1, 2011
Fidelity Investment Trust	Fidelity Canada Fund	February 25, 2011
Fidelity Investment Trust	Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	May 4, 2008
Fidelity Investment Trust	Fidelity Europe Fund	February 25, 2011
Fidelity Investment Trust	Fidelity Global Commodity Stock Fund	March 25, 2009
Fidelity Investment Trust	Fidelity International Growth Fund	October 28, 2007
Fidelity Investment Trust	Fidelity Series International Growth Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Series International Small Cap Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Series International Value Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Total International Equity Fund	October 28, 2007
Fidelity Magellan Fund	Fidelity Magellan Fund	January 1, 2007
Fidelity Salem Street Trust	Fidelity Corporate Bond Fund	April 30, 2010
Fidelity Salem Street Trust	Fidelity Conservative Income Bond Fund	March 1, 2011
Fidelity Salem Street Trust	Spartan Mid Cap Index Fund	September 8, 2011
Fidelity Salem Street Trust	Spartan Real Estate Index Fund	September 8, 2011
Fidelity Salem Street Trust	Spartan Small Cap Index Fund	September 8, 2011
Fidelity School Street Trust	Fidelity Strategic Income Fund	March 11, 2011
Fidelity Securities Fund	Fidelity Series Real Estate Equity Fund	October 20, 2011
Fidelity Summer Street Trust	Fidelity Global High Income Fund	May 8, 2011
Variable Insurance Products Fund	Growth Portfolio	February 25, 2011
Variable Insurance Products Fund	Value Portfolio	January 1, 2007
Variable Insurance Products Fund II	Emerging Markets Portfolio	December 14, 2012
Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Consumer Staples Portfolio	April 1, 2007
Variable Insurance Products Fund IV	Energy Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Materials Portfolio	April 1, 2007
Variable Insurance Products Fund IV	Telecommunications Portfolio	April 1, 2007
Variable Insurance Products Fund V	Strategic Income Portfolio	March 11, 2011

Notes:
Addition of funds under Fidelity Covington Trust.

Each of the Investment Companies Listed on this Appendix "A", on behalf of each of their Respective Portfolios

By: /s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Treasurer - Sector Portfolios Funds,
Deputy Treasurer - Equity and High Income Funds,
Assistant Treasurer - Fixed Income and Asset Allocation Funds

State Street Bank and Trust Company

By: /s/ Michael F. Rogers
Name: Michael F. Rogers
Title: Executive Vice President